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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 24, 2005
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                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                          1-9924                      52-1568099
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(State or other                    (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)

                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On January 24, 2005, Citigroup Inc. announced that William P. Hannon, Citigroup Inc.'s current Controller and Chief Accounting Officer, will retire effective March 21, 2005. Following his retirement, Mr. Hannon has agreed to serve as a senior advisor to the company.

(c) On January 24, 2005, Citigroup Inc. announced that John C. Gerspach, the current Chief Financial Officer and Chief Administrative Officer of Citigroup Latin America, will be appointed Controller and Chief Accounting Officer of Citigroup Inc. effective March 21, 2005. Mr. Gerspach will also join the Citigroup Management Committee. Mr. Gerspach, 51, has served as Chief Financial Officer of Citigroup Latin America since July 2003 and has served as Chief Administrative Officer of Citigroup Latin America since April 2002.
Prior to that, Mr. Gerspach served as Chief Administrative Officer of Citigroup e-Business from February 2000 to April 2002.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2005                 CITIGROUP INC.


                                        By:    /s/ Michael S. Helfer
                                               ---------------------------------
                                        Name:  Michael S. Helfer
                                        Title: General Counsel and Corporate
                                               Secretary